UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2026

Pinnacle Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43439	35-2953467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 South County Road, Suite 220
Palm Beach, FL 33480

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 309-3447

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	PNAQ.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PNAQ	The New York Stock Exchange
Rights, each right entitling the holder to receive one-eighth (1/8) of one Class A ordinary share	PNAQ.RT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Forfeiture of Founder Shares

As previously reported, on August 10, 2026, Pinnacle Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-eighth (1/8) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (the “Right”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company also granted the underwriters in the IPO a 45-day option to purchase up to an additional 3,000,000 units to cover over-allotments, if any. PAC Sponsor, LLC, the Company’s sponsor (the “Sponsor”), owned an aggregate of 5,750,000 Class B ordinary share of the Company, par value $0.0001 per share (the “Class B Ordinary Shares”), at the consummation of the IPO, up to 750,000 shares of which were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised.

On September 21, 2026, following the expiration of the underwriters’ over-allotment option without any exercise, 750,000 shares of Class B Ordinary Shares were forfeited by the Sponsor in order for it to maintain ownership of 20.0% of the issued and outstanding ordinary shares of the Company (excluding the Class A Ordinary Shares underlying the private placement units held by the Sponsor). Such forfeited shares were cancelled by the Company.

Separate Trading of Class A Ordinary Shares and Rights

On September 25, 2026, the Company announced that, commencing on September 25, 2026, the holders of the Units may elect to separately trade the Class A Ordinary Shares and the Rights included in the Units. Any Units not separated will continue to trade on the New York Stock Exchange under the symbol “PNAQ.U.” The Class A Ordinary Shares and the Rights are expected to trade on the New York Stock Exchange under the symbols “PNAQ” and “PNAQ.RT,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares and Rights.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated September 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ACQUISITION CORPORATION

	By:	/s/ Steven K. Hudson
		Name:	Steven K. Hudson
		Title:	Chief Executive Officer

Dated: September 25, 2026

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